UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 15, 2017

REPUBLIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR    240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 15, 2017, Republic Bancorp, Inc.’s (the “Company”) Board of Directors amended and restated the Company’s By-Laws.  The By-Laws, as amended and restated, are attached as Exhibit 3(ii) and replace and supersede in their entirety the then-existing By-Laws. Pursuant to the amendment and restatement, among other things:

•

Article II (Capital Stock) was revised to reflect the Company’s use of a registrar and transfer agent, and to facilitate the Company’s maintenance of orderly books and records, including uncertificated shares;

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Certain sections of Article III (Stockholders), including Section 2 (Annual Meeting: Time, Place and Purpose), Section 5 (Special Meetings: Call), Section 7 (Place of Meeting), Section 8 (Record Date), Section 9 (Stockholders List for Meeting), Section 10 (Meetings; Proxies), Section 11 (Meetings: Quorum and Voting), Section 12 (Voting for Directors), and Section 16 (Waiver of Notices; Action Without Meeting) were added or revised to more precisely reflect current practices of the Company, to remove provisions that were no longer relevant, and to clarify certain procedures and requirements related to meetings of and voting by the Company’s stockholders;

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Section 14 (Notice of Stockholder Business) and Section 15 (Notice of Director Candidates) of Article III were added to provide for “advance notice” procedures stockholders must follow in order to make proposals for business to be brought before an annual meeting. As specified in the By-Laws, the provisions require advance notice of stockholder nominations for election to the Board of Directors and stockholder requests for business to be brought before a meeting of stockholders. Such advance notice must include certain information about the director nominee or business proposed to be brought before the meeting. This information must be submitted in writing and delivered to the Secretary of the Company not less than 90 calendar days before the one-year anniversary of the preceding year’s annual meeting. In addition, the provisions expand the disclosure required by stockholders making proposals or director nominations to include, among other things, information on material interests, arrangements and relationships that could influence proposals or nominations and other information typically required in a proxy statement;

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Certain sections of Article IV (Directors), including Section 1 (General Powers), Section 4 (Regular Meetings), Section 6 (Participation in Meetings), Section 7 (Waiver of Notice), and Section 10 (Directors’ Action Without Meeting), were added or revised to more precisely reflect current practices of the Company relating to its directors, to remove provisions that were no longer relevant, and to clarify certain policies related to the Board of Directors, including an increase in the mandatory retirement age from 70 years to 72 years;

•

Section 2 (Other Officers) of Article V (Officers) was revised to consolidate two previous sections of the By-Laws to more precisely reflect current practices of the Company relating to its officers; and

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•

A provision relating to indemnification of directors, officers, employees or agents of the Company was moved from Article IV (Directors) to a new Article VIII (Indemnification) to clarify that the Company’s indemnification obligations extended beyond directors to officers, employees or agents of the Company.

The foregoing description of the revisions to the By-Laws in connection with the amendment and restatement thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, as so amended and restated, a copy of which is attached as Exhibit 3(ii) to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.
	3(ii)	By-Laws of Republic Bancorp, Inc. (Restated March 15, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: March 15, 2017	By:	/s/ Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3(ii)	By-Laws of Republic Bancorp, Inc. (Restated March 15, 2017)

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